                                                                    Exhibit 1(s)

                      FOURTH AMENDMENT DATED MAY 1, 2005 TO

                  JANUS ASPEN SERIES AMENDED AND RESTATED TRUST

                         INSTRUMENT DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect (i) the redesignation of Growth Portfolio to "Large Cap Growth Portfolio;" (ii) the redesignation of Capital Appreciation Portfolio to "Forty Portfolio;" and (iii) the redesignation of Flexible Income Portfolio to "Flexible Bond Portfolio:"


                                   SCHEDULE A

Series of the Trust                              Available Classes


Balanced Portfolio                               Institutional Shares
                                                 Service Shares

Core Equity Portfolio                            Institutional Shares
                                                 Service Shares

Flexible Bond Portfolio                          Institutional Shares
                                                 Service Shares

Forty Portfolio                                  Institutional Shares
                                                 Service Shares

Global Life Sciences Portfolio                   Institutional Shares
                                                 Service Shares

Global Technology Portfolio                      Institutional Shares
                                                 Service Shares
                                                 Service II Shares

Growth and Income Portfolio                      Institutional Shares
                                                 Service Shares

International Growth Portfolio                   Institutional Shares
                                                 Service Shares
                                                 Service II Shares

Foreign Stock Portfolio                          Service Shares

Large Cap Growth Portfolio                       Institutional Shares
                                                 Service Shares

Mid Cap Growth Portfolio                         Institutional Shares
                                                 Service Shares

Mid Cap Value Portfolio                          Institutional Shares
                                                 Service Shares

Money Market Portfolio                           Institutional Shares

Risk-Managed Core Portfolio                      Service Shares

Risk-Managed Growth Portfolio                    Service Shares

Small Company Value Portfolio                    Service Shares

Worldwide Growth Portfolio                       Institutional Shares
                                                 Service Shares
                                                 Service II Shares


[SEAL]